UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 13, 2006
                                                   ----------------


                         Delta Woodside Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                          -----------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

       1-10095                                             57-0535180
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

            700 North Woods Drive, Fountain Inn, South Carolina 29644
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (864) 255-4100
                         -------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                         -------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits.

     16   Letter from KPMG LLP dated October 23, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DELTA WOODSIDE INDUSTRIES, INC.

Date: October 25, 2006                           By: /s/ W. H. Hardman, Jr.
                                                     ----------------------
                                                     W.H. Hardman, Jr.
                                                     Chief Financial Officer



                                    Exhibits

16   Letter from KPMG LLP dated October 23, 2006.